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                                                                    Exhibit 10.8



                               December 31, 1997



Infinity Investors Limited
38 Hertford Street
London, England WIY 7TG

Gentlemen:

     Reference is hereby made to that certain Securities Purchase Agreement dated the date hereof among Touch Tone America, Inc. (the "Company"), Orix Global Communications, Inc. ("Orix"), Infinity Investors Limited and Infinity Emerging Opportunities Limited (collectively, the "Purchasers"), together with each Transaction Agreement referenced therein (including, without limitation, the Option Agreement). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Purchase Agreement.

     Consistent with the condition precedent to the Closing Date in the Purchase Agreement set forth in Section 6.1 thereof, the undersigned each hereby agree that they shall not sell, transfer or otherwise dispose of any of the shares of Common Stock of the Company received by them in the Reorganization or otherwise prior to January 1, 1999, unless such sale, transfer or other disposition occurs as a selling shareholder pursuant to an underwritten offering of at least $2,500,000 gross proceeds by the Company of its Common Stock. The undersigned acknowledge that any breach by the undersigned of this covenant shall (x) result in an Event of Default under the Debentures and (y) entitle the Purchasers to pursue all remedies available at law or in equity, including injunctive relief.

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Infinity Investors Limited
Infinity Emerging Opportunities Limited
December 31, 1997
Page 2



                                       Yours very truly,


                                       /s/ KERRY ROGERS
                                       -------------------------------
                                       KERRY ROGERS


                                       /s/ JOHN HIGGINS
                                       -------------------------------
                                       JOHN HIGGINS